UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2015 (November 24, 2015)

Cortland Bancorp

(Exact name of registrant specified in its charter)

Ohio	000-13814	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio		44410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (330) 637-8040

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers

Amended Salary Continuation Agreements. On November 24, 2015, The Cortland Savings and Banking Company entered into Seventh Amended Salary Continuation Agreements with President and Chief Executive Officer James M. Gasior and Executive Vice President and Chief Operating Officer Timothy Carney, and Amended Salary Continuation Agreements with Senior Vice President and Chief Financial Officer David J. Lucido and Senior Vice President and Chief Lending Officer Stanley P. Feret. Amendments to the agreements are summarized as follows:

•	Revise procedures for making claim of payment or receiving a review in the event of denial of a claim of payment

•	Allows for termination of agreement without executive consent

•	Removes $500,000 cap on legal fee reimbursement and instead allows for reimbursement of legal fees for claim made by end of calendar year following year of separation of service

•	Allows for an automatic review every three years of the reasonableness of compensation provided in the agreement

This summary of the agreements is qualified in its entirety by reference to the exhibits attached hereto.

Amended Severance Agreements. On November 24, 2015 The Cortland Savings and Banking Company entered into Severance Agreements with Mssrs. Gasior, Carney, Lucido, and Feret, superseding all prior severance agreements with the executives. Among the revisions from the prior agreements are the following:

•	The elimination of club memberships and tax and financial planning services for three years

•	The elimination of outplacement services for one year

•	A limitation on the three years of coverage for medical, dental, accident, disability, and life insurance to the cost of the Executive’s portion of cost to continue such coverage substantially identical to the coverage maintained for the Executive at termination.

•	Removes $500,000 cap on legal fee reimbursement and instead allows for reimbursement of legal fees for claim made by end of calendar year following year of separation of service

This summary of the agreements is qualified in its entirety by reference to the exhibits attached hereto.

Item 9.01(d)	Exhibits

*10.17	Seventh Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)

*10.19	Seventh Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)

*10.23	Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)

*10.25	Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)

*10.31.1	Severance Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)

*10.31.2	Severance Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)

*10.31.3	Severance Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)

*10.34	Severance Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)

*	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp

Date: December 1, 2015	By:	/s/ James M. Gasior
James M. Gasior
	Its:	President & Chief Executive Officer

Cortland Bancorp

CURRENT REPORT ON FORM 8-K

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

*10.17	Seventh Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)

*10.19	Seventh Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)

*10.23	Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)

*10.25	Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)

*10.31.1	Severance Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)

*10.31.2	Severance Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)

*10.31.3	Severance Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)

*10.34	Severance Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)

*	Management contract or compensatory plan or arrangement